                                   PROSPECTUS

                                 APRIL 29, 2008
                       (AS SUPPLEMENTED SEPTEMBER 5, 2008)

                               VAN ECK MONEY FUND
                         INVESTMENT CLASS SHARES OF THE
           STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND

                     ADVISED BY SSGA FUNDS MANAGEMENT, INC.,
                    A SUBSIDIARY OF STATE STREET CORPORATION

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INVESTMENT IN VAN ECK MONEY FUND, A PRIVATE LABEL OF THE STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND (THE "FUND"), IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                TABLE OF CONTENTS

ABOUT THE FUND
   State Street Institutional Treasury Plus Money Market Fund-Investment Class           3
   Additional Information About the Fund's Objective, Investment Strategies and Risks    6
   Portfolio Holdings Disclosure                                                         6
   Management and Organization                                                           6

SHAREHOLDER INFORMATION
   Determination of Net Asset Value                                                      8
   Class Expenses and Distribution and Shareholder Servicing Payments                    9
   Payments to Financial Intermediaries                                                  9
   Dividends, Distributions and Tax Considerations                                       9
   Purchases, Redemptions, Exchanges and Transfers in the Van Eck Money Fund            10

   FINANCIAL HIGHLIGHTS                                                                 14

ABOUT THE FUND

           STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND

INTRODUCTION

     The State Street Institutional Treasury Plus Money Market Fund (the "Treasury Plus Fund" or "Fund") is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser" or "SSgA FM"), a subsidiary of State Street Corporation, is the investment adviser to the Fund and to the State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio") a series of the State Street Master Funds, a registered investment company in which the Fund invests. The Van Eck Money Fund is a private label of the Investment Class shares of the Fund, which is advised by the Adviser.

INVESTMENT OBJECTIVE

     The investment objective of State Street Institutional Treasury Plus Money Market Fund is to seek a high level of current income consistent with preserving principal and liquidity and the maintenance of a stable $1.00 per share NAV. The Fund invests in a portfolio made up principally of U.S. Treasury securities and repurchase agreements collateralized by such securities. There is no guarantee the Treasury Plus Fund will be able to maintain a stable NAV per share, and you could lose money by investing in the Treasury Plus Fund.

PRINCIPAL INVESTMENT STRATEGIES

     The Treasury Plus Fund is a money market fund that seeks to achieve its investment objective by investing substantially all of its investable assets in the Treasury Plus Portfolio, which has the same investment objective as, and investment policies that are substantially similar to those of, the Treasury Plus Fund. In reviewing the investment objective and strategies of the Treasury Plus Fund below, you should assume that the investment objective and strategies of the Treasury Plus Portfolio are the same in all material respects as those of the Treasury Plus Fund.

     The Treasury Plus Fund attempts to meet its investment objective by investing in high-quality, U.S. dollar-denominated, money market instruments with maturities of 397 calendar days or less. Under normal circumstances, the Treasury Plus Fund will invest substantially all of its net assets in direct obligations of the U.S. Treasury (U.S. Treasury bills, notes and bonds) and repurchase agreements collateralized by these obligations. (Shareholders would receive at least 60 days notice prior to any change to this 80% investment policy.)

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Treasury Plus Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term U.S. Treasury obligations will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Treasury Plus Fund's price or yield in any material respect.

     Repurchase Agreements. The Treasury Plus Fund may enter into repurchase agreements, under which the Fund purchases a security from a seller, who simultaneously commits to repurchase the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest, on an agreed upon date in the future. The Treasury Plus Fund bears the risk of loss in the event the other party defaults on its obligations and the Treasury Plus Fund is delayed or prevented from its right to dispose of the collateral securities or if the Treasury Plus Fund realizes a loss on the sale of the collateral securities. The Treasury Plus Fund will enter into repurchase agreements with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by the Board of Trustees. The Treasury Plus Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

     Defensive Strategies. From time to time, the Treasury Plus Fund may take temporary defensive positions that are inconsistent with the Treasury Plus Fund's principal investment strategies in attempting to respond to adverse market, economic or other conditions. These may include holding uninvested cash. Temporary defensive strategies may be inconsistent with the Treasury Plus Fund's principal investment strategy and the Treasury Plus Fund may not achieve its investment objective.

     The Adviser bases its decisions on the relative attractiveness of different U.S. Treasury obligations which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these obligations, which are summarized below.

PRINCIPAL RISKS OF INVESTING IN THE TREASURY PLUS FUND

     - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Treasury Plus Fund may default on its obligations.

     - Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.

     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Treasury Plus Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Treasury Plus Fund to dispose of such securities at advantageous prices may be greatly limited, and the Treasury Plus Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the Fund. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity. It is possible that any such illiquidity will continue for an extended period of time.

     - Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.

     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the Treasury Plus Fund pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Treasury Plus Fund. The ability of the Treasury Plus Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser also serves as investment adviser to the master fund. Therefore, conflicts may arise as the Adviser fulfills its obligations to the Fund and the master fund. For example, the Adviser may have an economic incentive to maintain the Treasury Plus Fund's investment in the master fund at a time when it might otherwise not choose to do so.

     - Money Market Risk. The risk that the Treasury Plus Fund will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

     - Repurchase Agreement Risk. The Treasury Plus Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a fund if the other party should default on its obligation and a fund is delayed or prevented from recovering the collateral.

     THE TREASURY PLUS FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE TREASURY PLUS FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION

     Performance information for the Treasury Plus Fund is not provided because the Treasury Plus Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Investment Class of the Treasury Plus Fund. As a shareholder in the Treasury Plus Portfolio, the Treasury Plus Fund bears its ratable share of the Treasury Plus Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Treasury Plus Fund and the Treasury Plus Portfolio

     Annual Treasury Plus Fund Operating Expenses (expenses that are deducted from Treasury Plus Fund assets)

Management Fees*                                                           0.10%
Distribution (12b-1) Fees**                                                0.10%
Other Expenses***                                                          0.32%
                                                                           ----
Total Annual Fund Operating Expenses#                                      0.52%
                                                                           ====

* This fee is the investment advisory fee paid by the Treasury Plus Portfolio to the Adviser.

** The Investment Class of the Fund is subject to a Distribution (12b-1) Plan pursuant to which payments of 0.10% of the Fund's average daily net assets attributable to the Investment Class shares may be made.

*** "Other Expenses" include expenses such as shareholder servicing fees payable by the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Investment Class. Other Expenses are based on estimated amounts for the current fiscal year for the Treasury Plus Portfolio and the Treasury Plus Fund.

# The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the Treasury Plus Fund will be able to avoid a negative yield.

     Example: This Example is intended to help you compare the cost of investing in the Treasury Plus Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Treasury Plus Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Treasury Plus Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS
------   -------
  $53    $167

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND
RISKS

     The investment objective of the Treasury Plus Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the Treasury Plus Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

     U.S. Government Securities. U.S. Government securities include U.S. Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the U.S. Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

PORTFOLIO HOLDINGS DISCLOSURE

     The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

     The Fund and the Treasury Plus Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Treasury Plus Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA FM, a subsidiary of State Street Corporation, serves as the investment adviser for the Treasury Plus Portfolio.

     The Trust's Board of Trustees is responsible for generally overseeing the investment of the Fund's assets. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on the Fund's behalf.

     The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA FM, a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended. SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser will manage the Fund's assets directly, at an annual rate of 0.10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in its corresponding master portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the corresponding master portfolio or in another investment company. The Adviser places all orders for purchases and sales of the Treasury Plus Portfolio's investments.

     A summary of the factors considered by the Board of Trustee's in connection with its approval of the investment advisory agreements for the Fund is available in the Fund's annual report dated December 31, 2007.

     The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.

     The Transfer and Dividend Disbursing Agent. ALPS Fund Services, Inc. is the transfer agent and dividend disbursing agent for the Treasury Plus Fund.

     The Distributor. ALPS Distributors, Inc. serves as the Treasury Plus Fund's Distributor (the "Distributor") pursuant to the Distribution Agreement by and between the Distributor and the Trust.

SHAREHOLDER INFORMATION

     DETERMINATION OF NET ASSET VALUE

     The Treasury Plus Fund determines its NAV per share once each business day at 5:00 p.m. ET except for days when the NYSE closes earlier than its regular closing time (the time when the Fund determines its NAV per share is referred to herein as the "Valuation Time"). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because the Federal Funds wiring does not occur on these holidays. Payment for Fund shares must be in Federal Funds (or converted to Federal Funds by the Transfer Agent) by the Fund's Valuation Time before a purchase order can be accepted.

     The NAV per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

     The Fund seeks to maintain a $1.00 per share NAV and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The price for Fund shares is the NAV per share. Purchase and redemption orders will be priced at the NAV next calculated after the order is accepted by the Fund. The Fund reserves the right to cease accepting investments at any time or to reject any investment order. In addition, the Fund may limit the amount of a purchase order received after 3:00 p.m. E.S.T.

     Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of shares held by long-term shareholders, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

     The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and service providers to the Fund periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser's judgment, the trading activity suggests possible market timing. There is no assurance that the Fund or the Adviser will be able to determine whether trading in the Fund's shares by an investor holding shares through a financial intermediary is trading activity that may be harmful to the Fund or the Fund's shareholders.

     All redemption requests regarding shares of the Fund placed after 3:00 p.m. may only be placed by telephone. The Fund reserves the right to postpone payments for redemption requests received after 3:00 p.m. until the next business day. The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies or adversely affect performance. There can be no assurance that the Fund, the Adviser, State Street or their agents will identify all frequent purchase and sale activity affecting the Fund.

CLASS EXPENSES AND DISTRIBUTION AND SHAREHOLDER SERVICING PAYMENTS

     To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of Investment Class shares of the Fund, the Fund makes payments, from the assets attributable to its Investment Class shares, to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of up to 0.10% of the Fund's net assets attributable to its Investment Class shares. Because Rule 12b-1 fees are paid out of the Fund's Investment Class assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Investment Class shares share in the expense of Rule 12b-1 fees paid by the Fund. It is expected that the Distributor will pay substantially all of the amounts it receives under the Plan to intermediaries involved in the sale of Investment Class shares of the Fund.

     The Fund's Investment Class shares generally are sold to clients of financial intermediaries ("Service Organizations"), including affiliates of the Adviser, as well as Van Eck Securities Corporation, which have entered into shareholder servicing agreements with the Fund or the Distributor. Service Organizations agree to perform certain shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of shares of the Fund. The Fund or Distributor will make payments to Service Organizations for services provided at an annual rate of up to 0.25%.

PAYMENTS TO FINANCIAL INTERMEDIARIES

     The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser, as well as Van Eck Securities Corporation) whose clients or customers invest in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

     The Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.

     A purchase or redemption order in the Van Eck Money Fund is effective if it is received in good order and accepted by the shareholder servicing agent for the Van Eck Money Fund, DST Systems, Inc., and is placed before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a business day that the Federal Reserve is open. Your Van Eck Money Fund shares will begin earning dividends as declared by the Fund on the next business day that the Federal Reserve is open after their purchase is effective and will continue to earn dividends as declared by the Fund up to and including the business day that the Federal Reserve is open on which their redemption is effective.

     The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Foreign persons should consult the Statement of Additional Information.

     The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

     Dividends from investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or reinvested in additional shares. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.

PURCHASES, REDEMPTIONS, EXCHANGES, AND TRANSFERS IN THE VAN ECK MONEY FUND

THROUGH A BROKER OR AGENT

The Van Eck Money Fund has no sales charge, whether you use a broker or agent or not. Some brokers or agents may charge a fee for their services. Contact your broker or agent for details.

THROUGH VAN ECK'S SHAREHOLDER SERVICING AGENT, DST SYSTEMS, INC. (DST)

You may purchase, redeem, exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The mailing address at DST is:

     Van Eck Global
     P.O. Box 218407
     Kansas City, MO 64121-8407

For overnight delivery:

     Van Eck Global
     210 W. 10th St., 8th Fl.
     Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Van Eck Money Fund, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Van Eck Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

PURCHASE BY MAIL

To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts. For further details, see the Application or call Account Assistance.

TELEPHONE REDEMPTION--PROCEEDS BY CHECK 1-800-345-8506

If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

EXPEDITED REDEMPTION--PROCEEDS BY WIRE 1-800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

WRITTEN REDEMPTIONS

Your written redemption request must include:

-    The Van Eck Money Fund name and account number.

- Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

- Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in case of estates, trusts, guardianships, custodians, partnerships and corporations, as requested by DST.

- Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

-    The redemption is for $50,000 or more.

-    The redemption amount is wired.

-    The redemption amount is paid to someone other than the registered owner.

- The redemption amount is sent to an address other than the address of record.

-    The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

CHECK WRITING

If your account has the optional Redemption By Check Privilege, you can write checks against your account for a minimum of $250 and a maximum of $5 million. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

TELEPHONE EXCHANGE 1-800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between Class A shares of a series of the Van Eck Funds (the "Van Eck Funds"), with no sales charge. [Shares originally purchased into the Van Eck Money Fund (or previously into the Van Eck U.S. Government Money Fund) that paid no sales charge may pay an initial sales charge the first time they are exchanged from the Van Eck Money Fund into Class A shares of the Van Eck Funds.] Shares must be on deposit in your account to be eligible for exchange. For further details regarding exchanges, please see the Application, "Frequent Trading Policy" and "Unauthorized Telephone Requests" below, or call Account Assistance.

WRITTEN EXCHANGES

Written requests for exchange must include:

-    The Van Eck Money Fund name and account number to be exchanged out of

-    The Van Eck Fund to be exchanged into

- Directions to exchange "all shares" or a specific number of shares or dollar amount

- Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships, and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange" above.

TRANSFER OF OWNERSHIP

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

FREQUENT TRADING POLICY

Your purchase order may be rejected for any reason and your exchange transaction may be limited or rejected if Van Eck Securities Corporation ("Van Eck"), selling agent for the Fund, believes that a shareholder is engaging in market timing activities that are prohibited by Van Eck or the Fund.

UNAUTHORIZED TELEPHONE REQUESTS

Like most financial organizations, Van Eck, the Van Eck Money Fund, DST, and the Distributor may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed. If you do not want to authorize the Telephone Exchange or Redemption Privilege on your eligible account, you must refuse it on the Van Eck Account Application, broker/agent instructions or by written notice to DST. Van Eck, the Van Eck Money Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC INVESTMENT PLAN

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Van Eck Money Fund account. For further details and to request an application, contact Account Assistance.

AUTOMATIC EXCHANGE PLAN

You may authorize DST to periodically exchange a specified dollar amount from your account in the Van Eck Money Fund to Class A shares of the Van Eck Funds. See "Telephone Exchange" above. For further details and to request an Application, contact Account Assistance.

AUTOMATIC WITHDRAWAL PLAN

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Van Eck Money Fund account and mail a check to you for the proceeds. Your Van Eck Money Fund account must be valued at $10,000 or more to establish the Plan. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE

An initial purchase of $1,000 and subsequent purchases of $100 or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through "wrap fee" and similar programs offered without a sales charge by certain financial institutions.

ACCOUNT VALUE AND REDEMPTION

If the value of your account falls below $1,000 after the initial purchase, the Van Eck Money Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

CERTIFICATES

The Van Eck Money Fund does not issue certificates.

RESERVED RIGHTS

The Van Eck Money Fund reserves the following rights:

-    To suspend sales of shares to the public.

-    To reject any purchase order.

- To reject any exchange request and to modify or terminate exchange privileges.

- To pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of Van Eck or the Adviser, an earlier payment could adversely affect the Van Eck Money Fund or the Treasury Plus Fund.

- To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

CUSTOMER IDENTIFICATION PROGRAM. To help the government fight the funding of terrorism and money laundering activities, federal law requires certain personal information to be obtained from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow your identity to be verified. If this information is not provided, you may not be allowed to open your account. If your identity (or that of another person authorized to act on your behalf) is not verified shortly after your account is opened, or if potentially criminal activity has possibly been identified, the Fund, the Distributor, Van Eck Money Fund, Van Eck Securities Corporation, DST Systems, Inc., and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

REDEMPTIONS IN-KIND. The Van Eck Money Fund reserves the right to make payment in securities rather than cash. If the Treasury Plus Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

HOUSEHOLDING

If more than one member of a household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow single copies of shareholder reports, proxy statements, prospectuses and prospectus supplements to be mailed in one envelope to a shared address for multiple shareholders ("householding"). However, if you prefer to continue to receive such mailings separately now or in the future, please call Van Eck Account Assistance at 1-800-544-4653.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund, since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the prior periods has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD (A)

                                  NET ASSET                                           DISTRIBUTIONS   NET ASSET
                                    VALUE         NET      GAIN (LOSS)   TOTAL FROM      FROM NET       VALUE
                                  BEGINNING   INVESTMENT       ON        INVESTMENT     INVESTMENT       END
PERIOD ENDED DECEMBER 31,         OF PERIOD     INCOME     INVESTMENT    OPERATIONS       INCOME      OF PERIOD
-------------------------         ---------   ----------   -----------   ----------   -------------   ---------
Treasury Plus
   Investment Class 2007*......     1.0000      0.0068          --         0.0068        (0.0068)       1.0000

(A) The per share amounts and percentages include the Fund's proportionate share of income and expenses of its corresponding Portfolio.

(B) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at the net asset value per share on the respective payment dates. Total returns for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(C) This voluntary expense reimbursement is reflected in both the net expense and the net income ratios shown above.

*    The Fund's Investment Class commenced operations on October 24, 2007.


                                               ANNUALIZED RATIOS TO AVERAGE
                                               NET ASSETS/SUPPLEMENTAL DATA
                                              --------------------------------                        NET ASSETS
                                                                        NET          VOLUNTARY          END OF
                                    TOTAL       GROSS       NET     INVESTMENT        EXPENSE           PERIOD
                                  RETURN(B)   EXPENSES   EXPENSES     INCOME     REIMBURSEMENT(C)   (000S OMITTED)
                                  ---------   --------   --------   ----------   ----------------   --------------
Treasury Plus
   Investment Class 2007.......     0.68%      0.60%**    0.60%**     3.55%**           --              253,745

**   Annualized.

For more detailed information, see the Statement of Additional Information
(SAI), which is incorporated by reference into this Prospectus.

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year ending December 31.

- Call Van Eck at 1-800-826-1115, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

- Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

- Reports and other information about the Fund are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Van Eck Global
c/o DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407

1.800.544.4653

SEC REGISTRATION NUMBER: 811-9819.

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